PACE® Select Advisors Trust

Summary Prospectus Supplement | September 6, 2017

Supplement to the summary prospectus relating to Class A, Class C and Class Y shares (the "Summary Prospectus"), dated November 28, 2016, as supplemented.

Includes:

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information regarding the investment subadvisory arrangements for PACE Alternative Strategies Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust").

At the recommendation of UBS Asset Management (Americas), Inc. ("UBS AM"), the fund's manager, the Trust's Board of Trustees has appointed Kettle Hill Capital Management, LLC ("Kettle Hill") to serve as a new subadvisor to the fund. Kettle Hill will assume investment advisory responsibility with respect to the fund's portfolio effective on or around September 6, 2017.

Effective immediately the Summary Prospectus is hereby revised as follows:

The section captioned "Management process" beginning on page 4 of the Summary Prospectus is revised by inserting the following as the second to last bullet point under the fourth paragraph of that section:

• A "long/short US, small cap equity" strategy in which the subadvisor primarily buys securities of US small capitalization companies "long" that the subadvisor believes will out-perform the market, and sells securities of US small capitalization companies "short" that the subadvisor believes will underperform the market.

The section captioned "Risk/return bar chart and table" beginning on page 11 of the Summary Prospectus is revised by inserting the following as the third to last sentence of the first paragraph of that section:

Kettle Hill assumed day-to-day management of a separate portion of the fund's assets on September 6, 2017.

The section captioned "Investment manager and advisors" beginning on page 13 of the Summary Prospectus is revised by replacing the second sentence of the first paragraph of that section with the following:

In addition to UBS AM, Analytic Investors LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), AQR Capital Management, LLC ("AQR"), Sirios Capital Management, L.P. ("Sirios"), PCJ Investment Counsel Ltd. ("PCJ"), Principal Global Investors, LLC ("PGI"), Aviva Investors Americas LLC ("Aviva") and Kettle Hill Capital Management, LLC ("Kettle Hill") serve as the fund's other subadvisors.

ZS-916

The section captioned "Portfolio management team" on page 14 of the Summary Prospectus is revised by inserting the following as the last bullet point of that section:

• Kettle Hill—Andrew Y. Kurita, Managing Member, Portfolio Manager and Chief Investment Officer, has been portfolio manager of the fund since September 2017.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.